Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oakridge Global Energy Solutions, Inc. (the "Registrant") on Form 10-Q for the period ending March 31, 2015, as filed with the SEC on the date hereof (the "Quarterly Report"), I, Stephen J. Barber, Executive Chairman, CEO and acting CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2016 By:
/s/Stephen J. Barber
Stephen J. Barber, Executive Chairman, CEO and Director